Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the quarterly report of Alaska Communications Systems Group, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2010 (the “Report”), I, Liane Pelletier, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as created by § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2010	/s/ Liane Pelletier
Liane Pelletier
Chief Executive Officer, Chairman of the Board and President Alaska Communications Systems Group, Inc.